SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

DATE OF REPORT (Date of Earliest Event Reported): June 11, 2012

INDEPENDENT BANK CORP.

MASSACHUSETTS	1-9047	04-2870273
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Office Address:
2036 Washington Street,
Hanover Massachusetts		02339

Mailing Address:
288 Union Street,
Rockland, Massachusetts		02370
(Address of Principal Executive Offices)		(Zip Code)

(Registrant’s Telephone Number, Including Area Code) 781-878-6100

NOT APPLICABLE

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

Attached as Exhibit 99.1 hereto are copies of a customer-oriented “Merger Communications” web page and the four documents linked to such web page that were posted to the website of Rockland Trust Company (“Rockland”), the wholly-owned subsidiary of Independent Bank Corp. (“Independent”) on June 11, 2012. The Merger Communications materials relate to the merger of Central Co-operative Bank (“Central Bank”) with and into Rockland Trust Company as contemplated by the Agreement and Plan of Merger (the “Merger Agreement”) by and among Independent, Rockland, Central Bancorp, Inc. (“Bancorp”) and Central Bank. As disclosed in the Form 8-K of Independent filed with the Securities and Exchange Commission on May 3, 2012, the Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Bancorp will merge with and into Independent (the “Merger”).

Forward-Looking Statements:

Certain statements contained in this filing and any exhibits attached hereto that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified. In addition, certain statements may be contained in the future filings of Independent with the Securities Exchange Commission, in press releases and in oral and written statements made by or with the approval of Independent that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) statements about the benefits of the Merger, including future financial and operating results, cost savings, enhanced revenues and accretion to reported earnings that may be realized from the Merger; (ii) statements of plans, objectives and expectations of management or the Boards of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (i) the risk that the businesses involved in the Merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (ii) expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; (iii) revenues following the Merger may be lower than expected; (iv) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (v) the ability to obtain governmental approvals of the Merger on the proposed terms and schedule; (vi) local, regional, national and international economic conditions and the impact they may have on the parties to the Merger and their customers; (vii) changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; (viii) prepayment speeds, loan originations and credit losses; (ix) sources of liquidity; (x) shares of common stock outstanding and common stock price volatility; (xi) fair value of and number of stock-based compensation awards to be issued in future periods; (xii) legislation affecting the financial services industry as a whole, and/or the parties and their subsidiaries individually or collectively; (xiii) regulatory supervision and oversight, including required capital levels; (xiv) increasing price and product/service competition by competitors, including new entrants; (xv) rapid technological developments and changes; (xvi) the parties’ ability to continue to introduce competitive new products and services on a timely, cost-effective basis; (xvii) the mix of products/services; (xiii) containing costs and expenses; (xix) governmental and public policy changes; (xx) protection and validity of intellectual property rights; (xxi) reliance on large customers; (xxii) technological, implementation and cost/financial risks in large, multi-year contracts; (xxiii) the outcome of pending and future litigation and governmental proceedings; (xxiv) continued availability of financing; (xxv) financial resources in the amounts, at the times and on the terms required to support the parties’ future businesses; and (xxvi) material differences in the actual financial results of merger and acquisition activities compared with expectations, including the full realization of anticipated cost savings and revenue enhancements. Additional factors that could cause Independent’s results to differ materially from those described in the forward-looking statements can be found in Independent’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters and attributable to the parties or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. Forward-looking statements speak only as of the date on which such statements are made. The parties undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.

Additional Information:

In connection with the Merger, Independent will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Bancorp and a Prospectus of Independent, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the Merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Independent and Bancorp at the SEC’s Internet site ( http://www.sec.gov ). You will also be able to obtain these documents for Independent, free of charge, at http://www.rocklandtrust.com under the tab “Investor Relations” and then under the heading “SEC Filings.” Copies of the Proxy Statement/Prospectus and the SEC filings that will be incorporated by reference in the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Investor Relations, Independent Bank Corp., 288 Union Street, Rockland, Massachusetts 02370, (781) 982-6858.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

Exhibit No.	Description

99.1	Website Merger Communications posted June 11, 2012.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.

DATE: June 11, 2012	BY:	/s/Edward H. Seksay
EDWARD H. SEKSAY
GENERAL COUNSEL